UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 24, 2005

SBC COMMUNICATIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 E. Houston, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

__________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Throughout this document, the Registrant, SBC Communications Inc., is referred to as “we” or “SBC.”

SBC is filing this Current Report on Form 8-K in order to incorporate by reference into its registration statements, including Registration Statements on Form S-3 (File Nos. 333-105774 and 333-118476), information about its pending acquisition of AT&T Corp. (“AT&T”). Unaudited Pro Forma Condensed Combined Financial Information as of and for the period ended June 30, 2005, derived from the historical consolidated financial statements of SBC and AT&T and adjusted to give effect to SBC’s acquisition of AT&T, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS

Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in SBC’s filings with the Securities and Exchange Commission. SBC disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

12	Computation of Ratios of Earnings to Fixed Charges
99.1	Unaudited Pro Forma Condensed Financial Statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBC COMMUNICATIONS INC.

Date: August 24, 2005	By: /s/ John J. Stephens John J. Stephens Vice President and Controller